UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021

PowerSchool Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40684	85-4166024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Parkshore Dr. Folsom, California	95630
(Address of principal executive offices)	(Zip Code)

(877) 873-1550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	PWSC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On July 27, 2021, PowerSchool Holdings, Inc. (the “Company”) priced the initial public offering (“IPO”) of its Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), at an offering price of $18 per share (the “IPO Price”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-255067), as amended (the “Registration Statement”). On July 27, 2021, in connection with the pricing of the IPO, the Company and Severin Holdings, LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and Barclays Capital Inc. (the “Representatives”), as representatives of the several underwriters listed on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to offer and sell 39,473,685 shares of its Class A Common Stock at the IPO Price. The Underwriters were granted a 30-day option to purchase up to an additional 5,921,052 shares of Class A Common Stock from the Company. The offering closed and the shares were delivered on July 30, 2020 (the “Closing Date”).

The Company made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is hereby incorporated by reference into this Item 1.01.

In connection with the consummation of the IPO, the Company entered into the following agreements, previously filed as exhibits to the Registration Statement:

•

a Registration Rights Agreement, dated as of July 30, 2021, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Tax Receivable Agreement, dated as of July 27, 2021, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein;

•

an Exchange Agreement, dated as of July 27, 2021, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein;

•

Amended and Restated Operating Agreement of Severin Holdings, LLC, dated as of July 27, 2021, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein; and

•

a Stockholders Agreement, dated as of July 30, 2021, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference herein.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statements and as described therein.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the consummation of the IPO, the Company issued to the existing holders of Severin Topco, LLC’s common membership units 39,934,320 shares of Class B common stock of the Company, par value $0.0001 per share (the “Class B Common Stock”). The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation is incorporated herein by reference. The issuance of the Class B Common Stock described in this paragraph was made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 3.03. Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2021, David Armstrong, Laurence Goldberg, Judy Cotte, Betty Hung, Barbara Byrne, Ronald D. McCray, Amy McIntosh, Gwen Reinke, and Maneet S. Saroya were appointed to the Company’s board of directors. Information regarding the committees upon which these directors are expected to serve, related party transactions involving any of these directors and the compensation plans in which such directors participate were previously reported (as defined by Rule 12b-2 under the Exchange Act of 1934) in the Registration Statement.

On July 30, 2021, the Company entered into indemnification agreements with its directors and executive officers in connection with the closing of the IPO. These agreements will require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, any agreement, or vote of stockholders or disinterested directors or otherwise.

The foregoing is only a summary of the material terms of the amended indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 27, 2021, the Company adopted the PowerSchool Holdings, Inc. 2021 Omnibus Incentive Plan (the “Plan”), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description and form of the Plan is substantially the same as the description and the form set forth in and filed as an exhibit to the Registration Statement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On July 27, 2021, the Company’s Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.2 to the Registration Statement, and the Company’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.4 to the Registration Statement, became effective. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibits 3.2 and 3.4 respectively, and are incorporated herein by reference. The descriptions and forms of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

Item 8.01. Other Events.

On July 37, 2021, the Company issued a press release announcing the pricing of the offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of July 27, 2021, by and among PowerSchool Holdings, Inc., Severin Holdings, LLC and Goldman Sachs & Co. LLC and Barclays Capital Inc., as representatives for the underwriters named therein.

3.2	Amended and Restated Certificate of Incorporation of PowerSchool Holdings, Inc., dated July 30, 2021.

3.4	Amended and Restated Bylaws of PowerSchool Holdings, Inc., dated July 27, 2021.

4.1	Registration Rights Agreement, dated July 30, 2021, by and among the Company and the other signatories party thereto.

10.1	PowerSchool Holdings, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to PowerSchool Holdings, Inc.’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on April 6, 2021).

10.2	Tax Receivable Agreement, dated July 27, 2021, by and among the Company and the other signatories party thereto.

10.3	Exchange Agreement, dated as of July 27, 2021, by and among the Company and the other signatories party thereto.

10.4	Amended and Restated Limited Liability Company Agreement of Severin Holdings, LLC, dated as of July 27, 2021, by and among the Company and the other signatories party thereto.

10.5	Form of Director and Officer Indemnification Agreement, by and among the Company and the other signatories party thereto (incorporated by reference to Exhibit 10.5 to PowerSchool Holdings, Inc.’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 6, 2021)

10.6	Stockholders Agreement, dated as of July 27, 2021, by and among the Company and the other signatories party thereto.

99.1	Press Release dated July 27, 2021

*	Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSCHOOL HOLDINGS, INC.

Date: July 30, 2021	By:	/s/ Hardeep Gulati
	Name:	Hardeep Gulati
	Title:	Chief Executive Officer